SUB-ITEM 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or bylaws:

(a.1.)	Articles Supplementary dated August 10, 2016,
which reclassifies all of the authorized but unissued shares of common stock of certain series of the Registrant.






HARTFORD SERIES FUND, INC.
ARTICLES SUPPLEMENTARY
HARTFORD SERIES FUND, INC., a Maryland
corporation registered as an open-end management investment company under the Investment Company Act of 1940 ("Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland
("SDAT") that:
FIRST: Pursuant to the authority expressly vested in the Board of Directors ("Board of Directors") of the Corporation by Section 2-208 of the Maryland General Corporation Law and the charter ("Charter") of the Corporation, the Board of Directors reclassified all of the authorized but unissued shares of common stock, par value $.001 per share (the "Common Stock") of all classes of the series set forth below as shares of Common Stock without further classification or designation, with the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of undesignated Common
Stock as set forth in the Charter:

Series
N
u
m
b
e
r

o
f

S
h
a
r
e
s
American Funds Asset
Allocation HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Blue Chip
Income and Growth HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Bond HLS
Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Global Bond
HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Global
Growth and Income HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Global
Growth 1-ILS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Global Small
Capitalization HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Growth HLS
Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds Growth-
Income HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds International
HLS Fund
8
0
0
,
0
0
0
,
0
0
0
American Funds New World
HLS Fund
8
0
0
,
0
0
0
,
0
0
0
Hartford Global Research HLS
Fund
8
0
0
,
0
0
0
,
0
0
0
Hartford Growth HLS Fund
8
0
0
,
0
0
0
,
0
0
0
Hartford Index HLS Fund
4
,
0
0
0
,
0
0
0
,
0
0
0
Hartford Portfolio Diversifier
HLS Fund
1
,
0
0
0
,
0
0
0
,
0
0
0


SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 96,925,000,000, of which 34,750,000,000 are shares of Common Stock without further classification or designation and 62,175,000,000 are shares of Common Stock classified and designated as follows:


Series and Class	Number of Shares
Hartford Balanced HLS Fund
Class IA	8,500,000,000
Class IB	1,000,000,000
Class IC	200,000,000
Hartford Capital Appreciation HLS
Fund
Class IA	4,250,000,000
Class IB	750,000,000
Class IC	450,000,000
Hartford Disciplined Equity HLS Fund
Class IA	3,300,000,000
Class IB	200,000,000
Hartford Dividend and Growth HLS
Fund
Class IA	3,500,000,000
Class IB	500,000,000
Class IC	200,000,000
Hartford Global Growth HLS Fund
Class IA	3,200,000,000
Class IB	200,000,000
Class IC	200,000,000
Hartford Healthcare HLS Fund
Class IA	600,000,000
Class 1B	200,000,000
Hartford High Yield HLS Fund
Class IA	2,600,000,000
Class IB	200,000,000
Hartford International Opportunities
HLS Fund
Class IA	2,000,000,000
Class IB	625,000,000
Class IC	200,000,000
Hartford MidCap HLS Fund
Class IA	1,800,000,000
Class IB	600,000,000
Class IC	200,000,000


Hartford
MidCap
Value
HLS
Fund

Class IA
8
0
0
,
0
0
0
,
0
0
0
Class IB
4
0
0
,
0
0
0
,
0
0
0
Hartford
Small
Company
HLS
Fund

Class IA
1
,
1
2
5
,
0
0
0
,
0
0
0

Class IB
3
7
5
,
0
0
0
,
0
0
0
Hartford
Stock
HLS
Fund

Class IA
3
,
0
0
0
,
0
0
0
,
0
0
0
Class IB
1
,
0
0
0
,
0
0
0
,
0
0
0
Class IC
2
0
0
,
0
0
0
,
0
0
0
Hartford
Total
Return
Bond
HLS
Fund

Class IA
4
,
4
0
0
,
0
0
0
,
0
0
0
Class IB
6
0
0
,
0
0
0
,
0
0
0

Hartford Ultrashort Bond HLS Fund
Class IA	12,000,000,000
Class IB	2,000,000,000
Hartford Value HLS Fund
Class IA	600,000,000
Class IB	200,000,000

THIRD: The shares of Common Stock described in Article FIRST above have been reclassified by the Board of Directors under the authority contained in the Charter.

FOURTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles
Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH: The undersigned Vice President of the
Corporation acknowledges these Articles
Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.









IN WITNESS WHEREOF, the Corporation has
caused these Articles Supplementary to be signed in
its name and on its behalf by its Vice President and
attested by its Secretary as of the 10th day of August,
2016

ATTEST:
	HARTFORD SERIES FUND, INC.

/s/Alice A. Pellegrino
	/s/Michael J. Flook

Alice A. Pellegrino
	Michael J. Flook
Secretary
	Vice President